SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2003

SUPERVALU INC.

(Exact name of registrant as specified in its charter)

Delaware	1–5418	41–0617000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11840 Valley View Road Eden Prairie, Minnesota		55344
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (952) 828-4000

(Former name or former address, if changed since last report)

Item 9.	Regulation FD Disclosure.

Reference is made to the Registrant’s Press Release, dated July 10, 2003, which is included herewith as Exhibit 99.1. The attached Exhibit is furnished pursuant to Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 11, 2003

SUPERVALU INC.

By:	/s/ PAMELA K. KNOUS
Pamela K. Knous Executive Vice President, Chief Financial Officer (Authorized Officer of Registrant)

EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1	Press release, dated July 10, 2003